Related Party Transactions	12 Months Ended
Dec. 31, 2015
MidAmerican Energy Company [Member]
Related Party Transaction [Line Items]
Related Party Transactions Disclosure [Text Block]
Related Party Transactions

The companies identified as affiliates of MidAmerican Energy are Berkshire Hathaway and its subsidiaries, including BHE and its subsidiaries. The basis for the following transactions is provided for in service agreements between MidAmerican Energy and the affiliates.

MidAmerican Energy is reimbursed for charges incurred on behalf of its affiliates. The majority of these reimbursed expenses are for general costs, such as insurance and building rent, and for employee wages, benefits and costs related to corporate functions such as information technology, human resources, treasury, legal and accounting. The amount of such reimbursements was $46 million, $58 million and $38 million for 2015, 2014 and 2013, respectively.

MidAmerican Energy reimbursed BHE in the amount of $7 million, $8 million and $10 million in 2015, 2014 and 2013, respectively, for its share of corporate expenses.

MidAmerican Energy purchases natural gas transportation and storage capacity services from Northern Natural Gas Company, a wholly owned subsidiary of BHE, and coal transportation services from BNSF Railway Company, a wholly-owned subsidiary of Berkshire Hathaway, in the normal course of business at either tariffed or market prices. These purchases totaled $165 million, $144 million and $155 million in 2015, 2014 and 2013, respectively.

MidAmerican Energy had accounts receivable from affiliates of $5 million and $12 million as of December 31, 2015 and 2014, respectively, that are included in receivables on the Balance Sheets. MidAmerican Energy also had accounts payable to affiliates of $13 million and $12 million as of December 31, 2015 and 2014, respectively, that are included in accounts payable on the Balance Sheets.

MidAmerican Energy is party to a tax-sharing agreement and is part of the Berkshire Hathaway United States federal income tax return. As of December 31, 2015 and 2014, MidAmerican Energy had current federal and state income taxes receivable from BHE of $102 million and $299 million, respectively. MidAmerican Energy received net cash receipts for federal and state income taxes from BHE totaling $629 million, $149 million and $36 million for the years ended December 31, 2015, 2014 and 2013, respectively.

MidAmerican Energy recognizes the full amount of the funded status for its pension and postretirement plans, and amounts attributable to MidAmerican Energy's affiliates that have not previously been recognized through income are recognized as an intercompany balance with such affiliates. MidAmerican Energy adjusts these balances when changes to the funded status of the respective plans are recognized and does not intend to settle the balances currently. Amounts receivable from affiliates attributable to the funded status of employee benefit plans totaled $10 million and $13 million as of December 31, 2015 and 2014, respectively, and similar amounts payable to affiliates totaled $29 million and $30 million as of December 31, 2015 and 2014, respectively. See Note 11 for further information pertaining to pension and postretirement accounting.